1 INVESTOR DAY 2 0 2 2 • L A S V E G A S

2 Forward-Looking Statements MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward- looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, credit, and interest rate risk; changes in interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise, or correct any forward-looking statements. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

3 MVB-F1: Success Loves Speed Strategic Plan

4 IN REVENUE MCLAREN/DESIGN: ALEX BROOKS MVB-F1: Success Loves Speed

Getting to the Next $100M in Revenue – MVB's Strategy on a Page (SOAP)

Our Why
To positively impact the financial lives of 1 billion people, one life at a time

Purpose
Trusted partners on the financial frontier, committed to your success

Values

- Respect, Love & Caring
- Trust
- Commitment
- Adaptive
- Teamwork

Four Lanes on the Track to the Next $100M

- **Banking** That's Tech-Forward
- **Banker** of Choice to Fintechs
- **Builder** of Fintechs
- **Backer** of Fintechs

Growth Vehicles

TEST TRACK
- Fintech Lending
- Grand
- Flexia
- Fintech Venture Fund

QUALIFYING TRACK
- Warp Speed Holdings
- Issuing Expansion
- Banking as a Service
- Victor

FAST TRACK
- SBA Expansion
- Strategic Lending Partnerships
- Gaming
- Crypto & Web3
- Acquiring Expansion
- Venture Portfolio

Fuel

- Strategic M&A
- Enterprise Risk Management
- Talent & Culture
- Targeted Growth Markets
- Technology & Operations

5

6 Four Lanes on the Track to the Next $100M in Revenue Provider-of-choice for specialized financial services to gaming, crypto, BaaS/LaaS, and payments companies Banker of Choice to Fintechs Builder and enabler of the next generation of Fintech and embedded finance solutions Builder of Fintechs Strategic investor in Fintechs in emerging and high growth segments Backer of Fintechs Highly profitable bank focused on niches where scale, technology, and expertise provide competitive leverage Banking That’s Tech-Forward C R O S S - L A N E S Y N E R G I E S

Defining Different Stages of Maturity

	Gauges	Description
FAST TRACK	▪ Material revenue ▪ Business model solidified ▪ Plan to scale	▪ Launched on a calibrated line of sight backed by proof points ▪ Concentrated resources to achieve outsized results
QUALIFYING TRACK	▪ Assessing price points ▪ Contracts in pipeline ▪ GTM plan	▪ Beginning to generate revenue/profitability, course adjustments or recalibration underway ▪ Resources deployed to amass key capabilities and generate momentum
TEST TRACK	▪ Product designed ▪ Beta testing ▪ Market feedback	▪ Determining what will work through lower cost, lower risk experiments ▪ Used to calibrate entry and direction

7

Defining Different Stages of Maturity

	Banking That's Tech-Forward	Banker of Choice to Fintechs	Builder of Fintechs	Backer of Fintechs
FAST TRACK	SBA Expansion; Strategic Lending Partnerships	Gaming; Crypto & Web3; Acquiring Expansion		Venture Portfolio
QUALIFYING TRACK	Warp Speed Holdings	Issuing Expansion; Banking as a Service	Victor	
TEST TRACK		Fintech Lending	Grand; Flexia	Fintech Venture Fund

9 Caution Flags – Mitigating Risks Caution Flag Mitigation Asset Quality Risk • Long history of strong asset quality • Proactive portfolio management • Disciplined and staged approach to new areas of lending Compliance/ Regulatory Risk • Investment in team through Chartwell and Paladin acquisitions • Technical expertise and experienced FinTech industry partners • Investing in regulatory technology enhancing compliance monitoring systems Retention of Payment and Fintech Deposits • Extensive diligence for both parties increasing switching costs • Strong client relationship model, connections w/ exec. mgmt • Industry knowledge, insight, and first-mover advantage Startup Execution Risk • Entrepreneurial management team • Capacity to pivot as necessary • Ability to recruit strong talent Fintech Investment Risk • Low initial investment • Working relationship with portfolio companies • Diversified portfolio Geopolitical Risk • Adaptive culture • Willingness to adjust the pace • Flexibility to recognize new opportunities based on risk analysis

10 The Path to the Podium R ev en u e Today 2024 $150-160M ANNUAL REVENUE (per Analyst Estimates)Current Track Fast Track Qualifying & Test Tracks $100M INCREMENTAL REVENUE (3 Years) = $250-260M TOTAL REVENUE +

Getting to the Next $100M in Revenue – MVB's Strategy on a Page (SOAP)

MVB

Our Why

To positively impact the financial lives of 1 billion people, one life at a time

Purpose

Trusted partners on the financial frontier, committed to your success

Values

- Respect, Love & Caring
- Trust
- Commitment
- Adaptive
- Teamwork

Four Lanes on the Track to the Next $100M

Banking That's Tech-Forward	**Banker** of Choice to Fintechs	**Builder** of Fintechs	**Backer** of Fintechs

Growth Vehicles

TEST TRACK

- Fintech Lending
- Grand
- Flexia
- Fintech Venture Fund

QUALIFYING TRACK

- Warp Speed Holdings
- Issuing Expansion
- Banking as a Service
- Victor

FAST TRACK

- SBA Expansion
- Strategic Lending Partnerships
- Gaming
- Crypto & Web3
- Acquiring Expansion
- Venture Portfolio

Fuel

Strategic M&A	Enterprise Risk Management	Talent & Culture	Targeted Growth Markets	Technology & Operations

11

12 Getting to the Next $100M in Revenue VIRGIL, 19 BC

13 Financial Picture and Outlook

14 2021 Results

15 FY 2021 Performance Highlights Net Interest Income Growth 12% Loan Growth 29% Noninterest-Bearing Deposit Growth 57% Payment Card and Service Income Growth 167% Source: Company documents and SEC filings | All data based upon 12/31 numbers

16 2021 – Key Strategic Developments Building Fintech Strategic Acquisition Resource Allocation & Enhancement Efficient Capital Structure New Business Lines –– Launch of Victor –– Flexia and Trabian Acquisition –– South Branch Sales –– Sub Debt Raise –– Launch of SBA & Card Acquiring Source: Company documents and SEC filings

17 Recap of MVB 3.0 Results

18 Recap of MVB 3.0 Results MVB 3.0: Fundamental Banking with Blue Ocean Opportunities “The fintech tsunami is brewing and banks are becoming yellow top taxis in an Uber world - we must modernize or become irrelevant!” -Larry F. Mazza

19 Fintech Initiatives Drive Growth in Low-Cost Deposits $1,034 $1,096 $986 $1,267 $1,257 $126 $214 $279 $716 $1,120 2017 2018 2019 2020 2021 Total Interest-bearing deposits Total Noninterest-bearing deposits $102 $152 Source: Company documents and SEC filings | All data based upon 12/31 numbers Deposits ($ Millions) NIB CAGR 73% NIB/Deposits 11% NIB/Deposits 47%

20 $8 $12 $27 $37 $39 0 10 20 30 40 50 2017 2018 2019 2020 2021 $0.68 $1.00 $2.20 $3.06 $3.10 0 0.5 1 1.5 2 2.5 3 3.5 2017 2018 2019 2020 2021 Strong MVB 3.0 Execution Source: Company documents and SEC filings | All data based upon 12/31 numbers Net Income ($ Millions) 49% CAGR Diluted Earnings Per Share 46% CAGR

21 $11.80 $12.92 $15.20 $19.73 $22.17 2017 2018 2019 2020 2021 Driving Industry-Leading TBV Growth Source: Company documents and SEC filings | All data based upon 12/31 numbers Tangible Book Value (per share) 17% CAGR

22 Stock Performance Reflects Market Recognition of Execution Source: S&P Capital IQ Pro 1/1/2017 1/31/2022 MVBF 212.7% KBW Bank 39.5% NASDAQ Bank 28.3%

23 Driving Forward: MVB-F1

24 Revenue Impact from Growth Vehicles Source: Company documents and SEC filings 2021 Revenue ($ Millions) 2024 Est. Revenue ($ Millions) $77 $63 $140 Revenue Mix Total Revenue $95 $30 $60 $70 $255 Revenue Mix (Current Track*) Revenue Mix (Fast, Qualifying, and Test Tracks) Total Est. Revenue Net Interest Income Non-Interest Income * Based on analyst estimates + =

MVB's Growth Vehicles Are at Different Stages of Maturity

	Banking That's Tech-Forward	**Banker** of Choice to Fintechs	**Builder** of Fintechs	**Backer** of Fintechs
FAST TRACK	SBA Expansion Strategic Lending Partnerships	Gaming Crypto & Web3 Acquiring Expansion		Venture Portfolio
QUALIFYING TRACK	Warp Speed Holdings	Issuing Expansion Banking as a Service	Victor	
TEST TRACK		Fintech Lending	Grand Flexia	Fintech Venture Fund

MVB's Growth Vehicles Are at Different Stages of Maturity

MVB

	Banking That's Tech-Forward	Banker of Choice to Fintechs	Builder of Fintechs	Backer of Fintechs
FAST TRACK	SBA Expansion Strategic Lending Partnerships	Gaming Crypto & Web3 Acquiring Expansion		Venture Portfolio
QUALIFYING TRACK	Warp Speed Holdings	Issuing Expansion Banking as a Service	Victor	
TEST TRACK		Fintech Lending	Grand Flexia	Fintech Venture Fund

27 Track Record of Strong Loan Growth $1,096 $1,293 $1,375 $1,428 $1,852 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2017 2018 2019 2020 2021 Net Loans ($ Millions) 14% CAGR Source: Company documents and SEC filings | All data based upon 12/31 numbers

28 Fast Track Vehicles Drive Loan Growth and Evolving Portfolio Mix Source: Company documents | All data based upon 12/31 numbers 89% 10% 1% 2021* 51% 29% 20% 2017 2024 $1.1B 70% 28% 2% $1.9BOutstanding Loan Balance *Excluding PPP $2.6B SBA LendingIn-Market Lending Strategic Lending Partnerships

29 2022 Loan Growth Drivers Source: Company documents $60M $100M $100M In-Market Lending SBA Lending Strategic Lending Partnerships

MVB's Growth Vehicles Are at Different Stages of Maturity

	Banking That's Tech-Forward	Banker of Choice to Fintechs	Builder of Fintechs	Backer of Fintechs
FAST TRACK	SBA Expansion Strategic Lending Partnerships	Gaming Crypto & Web3 Acquiring Expansion		Venture Portfolio
QUALIFYING TRACK	Warp Speed Holdings	Issuing Expansion Banking as a Service	Victor	
TEST TRACK		Fintech Lending	Grand Flexia	Fintech Venture Fund

31 Fast Track Vehicles Funding Asset Growth Source: Company documents | All data based upon 12/31 numbers Gaming Deposits ($ Millions) Crypto Deposits ($ Millions) $51.7 $120.3 $357.9 $912 2018 2019 2020 2021 $12 $97 $129 2018 2019 2020 2021 160% CAGR 228% CAGR

32 Additional Fee Income Drivers Card Acquiring $2.3M Banking as a Service $2.0M Victor $71K 2021 Fee Income Source: Company documents and SEC filings | All data based upon 12/31 numbers

MVB's Growth Vehicles Are at Different Stages of Maturity

	Banking That's Tech-Forward	Banker of Choice to Fintechs	Builder of Fintechs	Backer of Fintechs
FAST TRACK	SBA Expansion Strategic Lending Partnerships	Gaming Crypto & Web3 Acquiring Expansion		Venture Portfolio
QUALIFYING TRACK	Warp Speed Holdings	Issuing Expansion Banking as a Service	Victor	
TEST TRACK		Fintech Lending	Grand Flexia	Fintech Venture Fund

34 Venture Portfolio Performance Source: Company documents 2017 2018 2019 2020 2021 Cash Investment Market Value $0.9M $2.9M $3.5M $5.9M $19.8M 185% IRR

35 Trust Commitment TeamworkRespect, Love & Caring Adaptive Our Why To positively impact the financial lives of 1 billion people, one life at a time Purpose Trusted partners on the financial frontier, committed to your success Fintech Lending Grand Flexia Fintech Venture Fund Enterprise Risk Management Talent & Culture Targeted Growth Markets Technology & Operations T E S T T R A C K F A S T T R A C K SBA Expansion Strategic Lending Partnerships Gaming Acquiring Expansion Crypto & Web3 Venture Portfolio Warp Speed Holdings Issuing Expansion Banking as a Service Victor Q U A L I F Y I N G T R A C K Getting to the Next $100M in Revenue – MVB’s Strategy on a Page (SOAP) Banking That’s Tech-Forward Banker of Choice to Fintechs Builder of Fintechs Backer of Fintechs Strategic M&A

36 Strategic M&A 2015 - BB&T Branches $74M assets 2019 - Chartwell Compliance Enhanced compliance and risk expertise 2020 - Paladin Fraud Enhanced fraud monitoring 2020 - First State Bank $4.7M pre-tax gain 2020 - Intercoastal Mortgage $3.3M pre-tax gain 2021 - Trabian Enhanced internal software development capabilities 2020 - GRAND Enhanced online banking services to sports betting industry 2021 - Flexia Enhanced online banking services to casino industry Source: Company documents

37 Warp Speed Investment Highlights (1) Represents full year impact based on consensus 2022E EPS assuming Warp’s 2021 pre-tax earnings Financial Impact Investment Highlights Business Overview § Powerful asset generation engine § Diversification of MVB’s loan portfolio § Meaningful earnings accretion through investment income 30%+ EPS Accretion (1) Accretive to TBV per Share 11% Lev. Ratio (Bank) Horizontally Integrated Title, business/personal insurance, staffing, data analytics Diversified, Full-Service Lending Platform Retail, commercial, direct-to-consumer, loan servicing, joint ventures ~

38 Revenue from Professional Services Division $.9M $4.4M $9.6M 2019 2020 2021 Source: Company documents | All data based upon 12/31 numbers

39 Recognize, Pivot and Execute MVB Insurance sold Eastern Panhandle WV banking centers sold South Market WV banking centers sold Source: Company documents $6.3M pre-tax gain $9.6M pre-tax gain $10.8M pre-tax gain 2016 2020 2021

40 Bank Capital Position Source: Company documents and SEC filings | All data based upon 12/31 numbers 8.1% 9.6% 2017 2021 Tangible Common Equity / Tangible Assets 10.7% 11.6% 2017 2021 Tier 1 / Community Bank Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 13.3% 15.8% 2017 2021 14.2% 16.8% 2017 2021

41 Insider Holdings Reaffirm: Source: Company documents We Believe in MVB! 43% I N S T I T U T I O N A L I N V E S T O R S 42% R E T A I L 15% I N S I D E R S

42 Key Takeaways • Proven track record of executing on strategic plan • Fast Track Vehicles (SBA Expansion & Strategic Lending Partnerships) drive loan growth and evolving portfolio mix • Continued low-cost deposit expansion opportunity • Diverse fee income Vehicles • Investments providing strategic opportunities and financial upside • Continuous evaluation for Strategic M&A to fuel growth

43 Fintech Banking at MVB

44 Juan Costantini – Chief Legal Officer Daryn Barney – Chief Revenue Officer Eva Bailey – SVP, Client Success & Operations Art Roca – SVP, Product & Program Management Jacinthia Lawson – SVP, Acquiring Sponsorship Cathy Wilkins – SVP, Issuing Sponsorships Tim Green – SVP, Sponsored Lending Mathieu Chevalier – SVP International Sahil Goswami – Head of Crypto & Web3 Fintech Leadership Team: Investments in People Hired top tier talent with vertical expertise from large financial institutions.

45 Why Fintech? The Future is Now Global Fintech funding has skyrocketed in recent years. Successful banks will be those that embrace Fintech partnerships. $132B in 2021 $49B in 2020 Source: CB Insights State of Venture (2021) 169% INCREASE

The Fintech Ecosystem Source: Company Websites, BI Intelligence ROBO ADVISORS & PERSONAL FINANCE REGTECHS DIGITAL BANKS & BANKING SOFTWARE PROVIDERS PAYMENTS & REMITTANCES BLOCKCHAIN/DLT & BITCOIN INSURTECHS ALTERNATIVE FINANCEDIGITAL ID VERIFICATION

47 Total Fintech Deposit and Fee Income Growth Source: Company documents $150 $534 $1,196 2019 2020 2021 D ep os it B al an ce $152 $693 $6,341 2019 2020 2021 N II In 2021 Fintech deposits accounted for 50% of MVB’s total deposits. EOY 2021 Fintech Cost of Funds was 3 bps. 182% CAGR Deposit Growth ($ Millions) Fee Income Growth ($ Thousands) 546% CAGR

48 Evolving Fintech Deposit Mix By Vertical Source: Company documents 25% 45% 20% 10% 2024 Target Deposit Mix Crypto & Web 3 Gaming Issuing and Acquiring BaaS 9% 81% 6% 4% 2021 Deposit Mix Gaming Crypto & Web 3 Issuing and Acquiring BaaS 100% Gaming 2018 2021 Target 2024 Fintech Deposit Mix

49 Product Suite for Targeted Verticals Source: Company documents and websites PAYMENTSDEPOSITS • Business Accounts • Custodial Accounts • Card (OCT), Issuing • ACH, Wire, RTP • Check • Card (Acquiring/ Sponsorship) • ACH, Wire, RTP, Check LENDING • Forward Flow • Lending Sponsorship • Lending as a Service Gaming BaaS Payments Cryptocurrency Verticals: Services: Note: Select clients

MVB's Growth Vehicles Are at Different Stages of Maturity

FAST TRACK

QUALIFYING TRACK

TEST TRACK

Banking That's Tech-Forward
- SBA Expansion
- Strategic Lending Partnerships
- Warp Speed Holdings

Banker of Choice to Fintechs
- Gaming
- Crypto & Web3
- Acquiring Expansion
- Issuing Expansion
- Banking as a Service
- Fintech Lending

Builder of Fintechs
- Victor
- Grand
- Flexia

Backer of Fintechs
- Venture Portfolio
- Fintech Venture Fund

51 MVB’s Digital Gaming and Sports Betting Strategy Source: Company documents Opportunity Scope Path to Success Key Clients & Partners The MVB Moat • Maintain dominant market position in sports betting, digital gaming, etc. • Supporting 22 states with expansion plans (CA, GA, MA, NC) • Convergence of blockchain & online gaming • Remain bank of choice in new markets for gaming operators • Cross-sell payments services to drive fee income alongside deposit growth • Rock solid reliability in market • Investments to drive revenue & equity value upside and client value (e.g., VictorFi, Interchecks, Flexia, Grand, etc.) Fast Track

52 MVB Is The Leading Financial Partner to the Online Gaming Industry MEDIAB2C OPERATORS iGAMING CONTENT iLOTTERY TECH PAYMENT PROCESSING CASUAL GAME BETTING SPORTS BETTING TECH DFS SPORTS DATA ESPORTS BETTING SPORTS ANALYSIS BANKING DEPOSITS PAM PLATFORMS iLOTTERY GEO LOCATION ESPORTS MEDIA B2B Technology Providers Alternative Online Gambling Source: Craig Hallum Capital Group LLC (2021) North America Online Gaming Ecosystem

53 MVB’s Crypto and Web3 Strategy Source: Company documents Opportunity Scope Path to Success Key Clients & Partners The MVB Moat • Expand crypto banking (exchanges, miners, custodians) • Increase deposits and fees from payments • Partnerships (e.g., NYDIG Payroll) and emerging infrastructure platforms • Blockchain technology play (e.g., Mortgage, Gaming, NFTs) • Embedded in crypto infrastructure through deep partnerships (e.g., VictorFi) • Growing fee income from existing & new exchange relationships • Maintain regulatory-forward approach • BaaS solutions to emerging crypto platforms • Client deal flow exceptional due to network effect Fast Track

54 MVB’s Card Acquiring Strategy Source: Company documents Opportunity Scope Path to Success Key Clients & Partners The MVB Moat • Top tier risk-adjusted returns from industries we know • Furthering opportunities with Crypto Wallets and Gaming platforms • Existing partnerships with top providers worldwide, with more on the way • Partnered with proven acquirers and scaling ISOs with top business models • Expand relationships with card brands by leveraging niche vertical expertise • Driving economies of scale • De-commoditizing concept of the “bank sponsor” • Fewer partners, deeper relationships Fast Track

55 MVB’s Card Issuing Strategy Source: Company documents Opportunity Scope Path to Success Key Clients & Partners The MVB Moat • Integrations with modern issuing platforms and more on the way • Leverage existing Gaming and Crypto verticals into issuing opportunities • High growth vertical expertise to disrupt competing bank market share • Close partnership with several top 10 non-bank card issuers • Revenue upside through increased card brand issuing incentives • Big bank expertise, small bank nimbleness • Relationships with multiple card brands creates unique client value Qualifying Track

56 MVB’s Banking-as-a-Service Strategy Source: Company documents Opportunity Scope Path to Success Key Clients & Partners The MVB Moat • Premier partners offering MVB white-labeled banking services in niche markets • Scale nationally through increased consumer and commercial-based offerings • Balance sheet “optionality” through deposit network relationships • Mid-size programs with higher margins and more revenue per account • Utilize VictorFi APIs for new and current BaaS platforms (e.g., “BaaS light”) • Few issuing bank sponsors have similar BaaS program scaling experience (e.g., Credit Karma) Qualifying Track

57 Key Takeaways • NIB deposit trends favorable heading into higher interest rate environment • Gaming industry tailwinds continue; building a moat • Serving several top merchant processors and ISOs • Card issuing business gaining traction; expecting materially positive impact in future periods • Further Crypto & Web3 adoption; benefits expected through fee income & deposits

58 Enterprise Risk Management & Driving Profit from Cost Centers

59 MVB Risk Management as a Differentiator Overall Enterprise Risk Management (ERM) Proactive Regulator engagement Build ERM for future growth Consumer Compliance AML/BSA/KYC FinTech Client Due Diligence and Monitoring “Playbooks” tailored to specific risks

60 Industry Verticals and Products Industry Verticals: • Online Gaming & Sports Betting • Digital Assets Banking Products: • Payments • Banking as a Service (BaaS) • Acquiring Sponsorships • Issuing Sponsorships

61 Risk Management Playbooks Each “Playbook” contains: • Risk Assessments • Policies • Staffing – with industry expertise • Supporting Procedures • Training • Audit Plans • Board-level Reporting

62 Experienced Senior Leaders John Marion, Chief Operating Officer Angie Lucas, Chief Risk Officer Michael De Tommaso, General Counsel Chris Lucas, Chief Compliance Officer Bobbie Paul, Head of Fraud & Identity Risk Jennifer Winters, Chief Operational Risk Officer Over the past 18 months, we’ve added:

63 Investments in the Risk Team 1Q 2020 1Q 2021 1Q 2022 BSA/AML: 10 FTE All Other: 10 FTE Total Risk: 20 FTE BSA/AML: 19 FTE All Other: 21 FTE Total Risk: 40 FTE BSA/AML: 35 FTE All Other: 30FTE Total Risk: 65 FTE Source: Company documents

64 Chartwell – MVB Support MVB leverages Chartwell to support: • BSA/AML monitoring for the Credit Karma program • AML Systems Optimization • Fintech client prospects – Risk Program Development

65 Chartwell – Compliance Offerings • State financial services licensing services • Financial crimes prevention Team • ~65 former state and federal regulators and practitioners from fintech & banking Differentiators • One-stop shop for fintechs to fulfill their state and federal compliance function Industries Served • Over 500 fintechs served since 2011 • Banks and credit unions

66 MVB leverages Paladin to support: • Identity Risk Management design and implementation • Cryptocurrency Fraud Monitoring • Fintech client prospects – Risk Program Development Paladin – MVB Support

67 MVB’s CoRe An Engine for Sound, Profitable, Robust Growth

68 Track Record of Strong Loan Growth $1,096 $1,293 $1,375 $1,428 $1,852 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2017 2018 2019 2020 2021 Net Loans ($ Millions) 14% CAGR Source: Company documents and SEC filings | All data based upon 12/31 numbers

69 Fast Track Vehicles Drive Loan Growth and Evolving Portfolio Mix Source: Company documents | All data based upon 12/31 numbers 89% 10% 1% 2021* 51% 29% 20% 2017 2024 $1.1B 70% 28% 2% $1.9BOutstanding Loan Balance *Excluding PPP $2.6B SBA LendingIn-Market Lending Strategic Lending Partnerships

70 2022 Loan Growth Drivers Source: Company documents $60M $100M $100M In-Market Lending SBA Lending Strategic Lending Partnerships

71 SBA is Well Positioned on the Fast Track Strength of Team History and Proven Track Record Current Performance

72 Increasing Incoming Wire Transactions and Wire Funds 26,869 80,701 275,430 2019 2020 2021 Incoming Wire Transactions $10.13 B $19.13 B $28.77 B 2019 2020 2021 Incoming Wire Funds 200% 241% 88% 50% Source: Company documents

73 Increasing Outgoing Wire Transactions and Wire Funds 37,666 88,235 240,435 2019 2020 2021 Outgoing Wire Transactions $9.97 B $18.59 B $28.03 B 2019 2020 2021 Outgoing Wire Funds 134% 172% 86% 51% Source: Company documents

74 Introducing MVB Edge Ventures: Builder of Fintechs

75 Translate Fintech Banking Success to Fintech Building Success Global Fintech Funding ($ Billions) Fi n te ch F u n d in g $150 $534 $1,196 2019 2020 2021 D ep os it B al an ce 182% CAGR Deposit Growth ($ Millions) $152 $693 $6,341 2019 2020 2021 N II Fee Income Growth ($ Thousands) 546% CAGR Source: Company documents

76 Edge Ventures Performance Metrics 1. Revenue and earnings contributions to MVB 2. Creating competitive advantage for MVB Bank in key markets such as gaming, crypto, or Banking-as-a-Service 3. Value of MVB investment in the company(s)

77 MVB Edge Ventures – Company Overview Cashless Casino Payments White Label BaaS UX Banking APIs and Risk Tools

78 Victor Overview T R U S T E D B Y Banks:Fintechs: …can onboard complex fintech partners …can streamline due diligence and review cycles w/fintechs …can automate tasks to save time …can easily implement banking services via API and offer new products …can reduce the cost to launch new products …can get new products to market in as little as 6 months We make it faster and easier to launch and scale a Fintech program

79 Victor Product Roadmap Payments and Banking API Vantage Risk Management Tools ü Phase I – COMPLETED Phase II – CURRENT Phase III – PLANNED Phase I – CURRENT Phase II – PLANNED Phase III – FUTURE Wires ACH Virtual Ledgers FBO Accounts Card Load / Collect Real-Time Payments KYC Card Issuing DDA Accounts Crypto DISCOVER ü Due diligence ü Document library ü Negative News Screening ASSESS ONBOARDING ü Risk assessment ü Risk engine & risk scores ü Client risk profile OVERSIGHT

80 Trabian Partnerships Industry Leadership Fintech PartnersIntegration Partners >100 Banks and Credit Unions

81 MVB Edge Ventures – Trabian Support Cashless Casino Payments White Label BaaS UX Banking APIs and Risk Tools

82 Edge Ventures Vision Gaming PaymentsCrypto BaaS • Industries that we know well and have strong relationships with; • Complementary value to other MVB businesses; • Product we can get to market quickly Banking Operations Risk & Compliance Technology Investment Thesis

83 Wrap-Up

Getting to the Next $100M in Revenue – MVB's Strategy on a Page (SOAP)

MVB

Our Why

To positively impact the financial lives of 1 billion people, one life at a time

Purpose

Trusted partners on the financial frontier, committed to your success

Values

- Respect, Love & Caring
- Trust
- Commitment
- Adaptive
- Teamwork

Four Lanes on the Track to the Next $100M

Banking That's Tech-Forward	Banker of Choice to Fintechs	Builder of Fintechs	Backer of Fintechs

Growth Vehicles

TEST TRACK

- Fintech Lending
- Grand
- Flexia
- Fintech Venture Fund

QUALIFYING TRACK

- Warp Speed Holdings
- Issuing Expansion
- Banking as a Service
- Victor

FAST TRACK

- SBA Expansion
- Strategic Lending Partnerships
- Gaming
- Crypto & Web3
- Acquiring Expansion
- Venture Portfolio

Fuel

Strategic M&A	Enterprise Risk Management	Talent & Culture	Targeted Growth Markets	Technology & Operations

84

85 IN REVENUE MCLAREN/DESIGN: ALEX BROOKS MVB-F1: Success Loves Speed

86 Appendix

87 2017 2021 Total Equity attributable to parent $ 150,192 $ 274,328 Less: Preferred Equity 7,834 - Common Equity 142,358 274,328 Less: Intangible Assets 19,126 6,304 Total Tangible Common Equity 123,232 268,024 Total Assets 1,534,302 2,792,449 Less: Intangible Assets 19,126 6,304 Total Tangible Assets $ 1,515,176 $ 2,786,145 Tangible Common Equity / Tangible Assets 8.1% 9.6% Tangible Common Equity / Tangible Assets Reconciliation (Data in thousands) Source: Company documents and SEC filings | All data based upon 12/31 numbers

88 2017 2018 2019 2020 2021 Goodwill $18,480 $18,480 $19,630 $2,350 $3,988 Intangibles 646 550 3,473 2,400 2,316 Total Intangibles 19,126 19,030 23,103 4,750 6,304 Total Equity attributable to parent 150,192 176,773 211,936 239,483 $274,328 Less: Preferred equity (7,834) (7,834) (7,334) (7,334) - Less: Total intangibles (19,126) (19,030) (23,103) (4,750) (6,304) Tangible common equity 123,232 149,909 181,499 227,399 268,024 Tangible common equity 123,232 149,909 181,499 227,399 268,024 Common shares outstanding 10,445 11,607 11,944 11,526 12,087 Tangible book value per share $11.80 $12.92 $15.20 $19.73 $22.17 Tangible Book Value per Share Non-GAAP Reconciliation (Data in thousands, except per share data) Source: Company documents and SEC filings | All data based upon 12/31 numbers